Exhibit 99.1

Fiscal 2006
Named Executive Officer	Award

John P. D. Cato	59,265
Chairman, President and
Chief Executive Officer

B. Allen Weinstein	16,933
Executive Vice President
Chief Merchandising Officer

Howard A. Severson	6,870
Executive Vice President
Chief Real Estate and
Store Development Officer

Sally J. Almason	6,531
Senior Vice President
General Merchandise Manager
of the Cato Division

Michael T. Greer	6,047
Executive Vice President
Director of Stores

Robert C. Brummer	2,213
Senior Vice President
Human Resources

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